                     FIRST AMENDMENT TO LICENSE AGREEMENT

         This FIRST AMENDMENT TO LICENSE AGREEMENT (the "Amendment") is entered into effective this ___ day of May 1993, by and between the Arizona Board of Regents on behalf of The University of Arizona ("Licensor") having a principal office at Administration 601, The University of Arizona, Tucson, Arizona 85721, and IgX Corp. ("IgX") a Delaware corporation, having a principal address at 17197 North Laurel Park Drive, Suite 540, Livonia, Michigan 48152, who hereby agree to amend that certain License Agreement dated May 27, 1992 (the "License Agreement") as follows:

         1. Section 1.1 of the License Agreement is hereby amended to add the following:

                  "Inventions shall be defined to also include that certain Patent Application referenced on Exhibit "A" attached hereto and incorporated herein by this reference (the subject matter of which is described on the Abstract attached thereto) filed by Igx in the names of Charles R. Sterling and Vitaliano A. Cama, as well as any and all rights, modifications, derivatives and/or enhancements arising therefrom or relating thereto (collectively the "Patent Rights")."

         2. Section 1.2 of the License Agreement is hereby amended to add the following:

                  "Licensed Products shall be defined to also include any and all products derived from the Patent Rights."

         3. Section 1.5 of the License Agreement is hereby amended to add the following:

                  "Field of Use shall be defined to also include any and all proposed uses derived from and/or relating to the Patent Rights."

         4. Except as expressly amended hereby, the License Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this First Amendment to License Agreement is executed effective as of the first date written above.

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"Licensor"            ARIZONA BOARD OF REGENTS on behalf of
                           THE UNIVERSITY OF ARIZONA


                           By:  /s/ Charles A. Geoffrion
                                -----------------------------
                           Its: Associate Vice President for Research
                                -------------------------------------

"IgX"                 IgX CORP.,
                            a Delaware corporation

                            By:/s/ Albert J. Henry
                               ------------------------------
                               Albert J. Henry, Chairman

The Inventors have read and understood the terms and conditions of this First Amendment and by their signatures below accept said terms and conditions.

Dated: August 9, 1993               /s/ Vitaliano A. Cama
                                    ---------------------
                                    Vitaliano A. Cama

Dated: August 9, 1993               /s/ Charles R. Sterling
                                    -----------------------
                                    Charles R. Sterling

                           [Signature Page No. 2 to
                     First Amendment to License Agreement]